Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of April 18, 2025, is entered into by Aveanna Healthcare LLC, a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), Barclays Bank PLC, as Swingline Lender, each Letter of Credit Issuer and each Lender party hereto executing this Amendment as a 2024 Extending Revolving Credit Lender.

RECITALS:

WHEREAS, reference is made to the First Lien Credit Agreement dated as of March 16, 2017 (as amended by that certain Joinder Agreement and Amendment, dated as of July 1, 2018, Amendment No. 2 to First Lien Credit Agreement, dated as of March 19, 2020, Amendment No. 3 to First Lien Credit Agreement, dated as of April 1, 2020, Second Joinder Agreement and Fourth Amendment, dated as of September 21, 2020, Third Joinder Agreement and Fifth Amendment, dated as of March 11, 2021, Extension Amendment to First Lien Credit Agreement, dated as of July, 15, 2021, Seventh Amendment, dated as of August 9, 2021, Eighth Amendment to First Lien Credit Agreement, dated as of March 23, 2023, Ninth Amendment to First Lien Credit Agreement, dated as of June 30, 2023, Tenth Amendment to First Lien Credit Agreement, dated as of September 30, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among Holdings, the Borrower, the lenders or other financial institutions or entities from time to time party thereto and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower, the other Credit Parties and each 2024 Extending Revolving Credit Lender party hereto wish to modify the definition of “Revolving Credit Maturity Date” in the manner set forth herein; and

WHEREAS, each Credit Party party hereto expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Guarantee, the Security Agreement, and the other Credit Documents to which it is a party; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Effective as of the Eleventh Amendment Effective Date (as defined below) and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof:

“Eleventh Amendment” means that certain Eleventh Amendment to First Lien Credit Agreement, dated as of the Eleventh Amendment Effective Date, by and among Borrower, the other Credit Parties party thereto, the Administrative Agent, each 2024 Extending Revolving Credit Lender, the Swingline Lender and each Letter of Credit Issuer.

“Eleventh Amendment Effective Date” shall have the meaning given to the term “Eleventh Amendment Effective Date” in the Eleventh Amendment, which, for the avoidance of doubt, such date is April 18, 2025.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Revolving Credit Maturity Date” shall mean (A) with respect to the Non-Extended Revolving Credit Commitments, April 29, 2026 and (B) with respect to the 2024 Extended Revolving Credit Commitments, the earlier of (i) April 15, 2028 and (ii) May 1, 2026, if by such date the Receivables Financing Agreement, dated as of November 12, 2021, between Aveanna Healthcare LLC as initial servicer, Aveanna SPV I, LLC as borrower, and PNC Bank, National Association as administrative agent and lender and the other parties thereto, has not been renewed, replaced, refinanced, extended or paid-off, in each case, in full, with a final scheduled maturity date that is no earlier than January 14, 2028.

2. Eleventh Amendment Effective Date Conditions. This Amendment shall become effective as of April 18, 2025 (the “Eleventh Amendment Effective Date”), subject to the satisfaction or waiver by each of the 2024 Extending Revolving Credit Lenders party hereto, the Letter of Credit Issuers and the Administrative Agent of the following conditions precedent:

(i)
The Administrative Agent (or its counsel) shall have received this Agreement, executed and delivered by a duly Authorized Officer of (u) each Credit Party, (v) each 2024 Extending Revolving Credit Lender, (w) each Letter of Credit Issuer, (x) the Swingline Lender and (y) the Administrative Agent; and
(ii)
The Borrower shall have paid (which may occur substantially simultaneously with the effectiveness of this Agreement on the Eleventh Amendment Effective Date) (a) all reasonable, documented and invoiced fees and documented out-of-pocket costs and expenses payable to the Administrative Agent in connection with this Agreement and (b) all reasonable fees, expenses and disbursements of Paul Hastings LLP, as counsel for the Administrative Agent, incurred in connection with the preparation, negotiation and execution of this Agreement to the extent invoiced at least three (3) Business Days prior to the date hereof.

4. Representations and Warranties. By its execution of this Amendment, each Credit Party hereby represents and warrants that:

(a) Each such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

(b) Each such Credit Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of each such Credit Party enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; and

(x) No Event of Default shall exist on the Eleventh Amendment Effective Date or immediately after giving effect thereto and (y) on and as of the Eleventh Amendment Effective Date, all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

5. Reference to and Effect on the Credit Agreement and the other Credit Documents.

(a) Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

6. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 13.1 of the Credit Agreement.

7. Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the terms of this Agreement and the amendment of the Credit Agreement effected hereby. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document). Each Credit Party acknowledges and agrees that any of the Credit Documents (as they may be modified by this Agreement) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement other than to the extent expressly contemplated hereby. Each Credit Party acknowledges and agrees that this Agreement is a Credit Document.

8. Integration. This Amendment and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 13.13 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts shall be deemed originals and taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement.

12. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

13. Credit Document. On and after the Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

AVEANNA HEALTHCARE LLC,

as the Borrower

By: __/s/ Jeffrey Shaner_______________
Name: Jeffrey Shaner
Title: Chief Executive Officer

[EACH GUARANTOR],

as a Guarantor

By: __/s/ Jeffrey Shaner_______________
Name: Jeffrey Shaner
Title: Chief Executive Officer

[Signature Page to Eleventh Amendment to First Lien Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By: /s/ Edward Pan

Name: Edward Pan

Title: Director

[Signature Page to Eleventh Amendment to First Lien Credit Agreement]

BARCLAYS BANK PLC, as a 2024 Extending Revolving Credit Lender, Swingline Lender and Letter of Credit Issuer

By: /s/ Edward Pan

Name: Edward Pan

Title: Director

[Signature Page to Eleventh Amendment to First Lien Credit Agreement]

BANK OF MONTREAL, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Eric Oppenheimer

Name: Eric Oppenheimer

Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a 2024 Extending Revolving Credit Lender

By: /s/ William R. Doolittle

Name: William R. Doolittle

Title: Executive Director

BANK OF AMERICA, N.A., as a 2024 Extending Revolving Credit Lender

By: /s/ Patrick Clifford

Name: Patrick Clifford

Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2024 Extending Revolving Credit Lender

By: /s/ Philip Tancorra

Name: Philip Tancorra

Title: Director

By: /s/ Lauren Danbury

Name: Lauren Danbury

Title: Vice President

JEFFRIES FINANCE LLC, as a 2024 Extending Revolving Credit Lender

By: /s/ JR Young

Name: JR Young

Title: Managing Director

[Signature Page to Eleventh Amendment to First Lien Credit Agreement]

ROYAL BANK OF CANADA, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Sean Young

Name: Sean Young

Title: Authorized Signatory

Goldman Sachs Lending Partners LLC, as a 2024 Extending Revolving Credit Lender and Letter of Credit Issuer

By: /s/ Priyankush Goswami

Name: Priyankush Goswami

Title: Authorized Signatory

[Signature Page to Eleventh Amendment to First Lien Credit Agreement]